SEPTEMBER 30, 1999,
                       AS UPDATED THROUGH OCTOBER 31, 1999

             [GRAPHIC OMITTED] BT Mutual Funds

Institutional
International
           Equity Fund
           Annual Report


                   TRUST: BT INSTITUTIONAL FUNDS
                   INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
International Equity Fund

Table of Contents
--------------------------------------------------------------------------------

    Letter to Shareholders .....................................3

    International Equity Fund
       Statements of Assets and Liabilities ....................8
       Statements of Operations ................................9
       Statements of Changes in Net Assets ....................10
       Financial Highlights ...................................11
       Notes to Financial Statements ..........................12
       Report of Independent Accountants ......................14
       Tax Information ........................................14

    International Equity Portfolio
      Schedules of Portfolio Investments ......................15
      Statements of Assets and Liabilities ....................21
      Statements of Operations ................................22
      Statements of Changes in Net Assets .....................23
      Financial Highlights ....................................23
      Notes to Financial Statements ...........................24
      Report of Independent Accountants .......................28

    Proxy Results .............................................29

                               ------------------

  The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

                               ------------------

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the International Equity Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook, as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings. Please note that the Fund's Board of Trustees approved a change in its fiscal year end from September 30, 1999 to October 31, 1999, thus, while this is an annual report, performance is being reported for the most recent thirteen months and life of the Fund as of the end of October.


MARKET ACTIVITY

Performance of world markets improved considerably during the fiscal period, as investors focused on renewed global economic growth and benign inflation.
o The specter of emerging market collapse, which led to broad market downturns in the fall of 1998, dissipated with appropriate intervention by the International Monetary Fund and individual nations' central banks.
o Confidence in the leadership of the US Federal Reserve Board, the Bank of England, and the European Central Bank contributed significantly to all-time highs experienced by many European and North American stock markets.
o For the first time in many years, EAFE markets closely tracked the strong performance of US stocks, due primarily to a revived interest in Japanese equities, as investors weighed the impact of restructuring announcements and ongoing fiscal stimulus measures.

Europe

Europe delivered a 21.9% return in US dollar terms for the period, as the region entered an unprecedented stage in its efforts to merge the common interests of the eleven EMU member nations with the introduction of the euro currency on January 1, 1999.
o Interest rate cuts prior to and following the introduction of the new currency, along with convergence in short-term interest rates, provided a stimulus for a resurgence in economic growth.
o However, after considerable outperformance for European equity markets during the 1998 calendar year, many fund managers took profits to diversify elsewhere during the first calendar quarter of 1999. The resulting move out of Europe and into Japan and emerging markets led to weakness in European stocks as well as in the euro. Fighting in Kosovo and a brief increase in interest rates further led to outflows from the region.
o An unexpected 0.50% cut in interest rates to 2.5% in April by the European Central Bank then reignited investor confidence along with positive economic news.

France led the larger markets with a 37.7% gain in US dollar terms, and the United Kingdom and Germany returned 20.2% and 12.5%, respectively.
o The continent's smaller markets generally delivered lackluster returns, although Nordic markets soared due to strong demand for communication equipment, technology and other industrial stocks in Finland and Sweden, up 127.5% and 58.0% in US dollar terms, respectively. Norway rose 21.2% due primarily to firmer oil prices.
o Technical factors hindered the performance of other markets in the periphery, such as Ireland, as local investors sought diversification by selling domestic stocks, regardless of their attractive valuations, while purchasing those of their larger neighbors.

Asia

Japan rose a staggering 85.3% in US dollar terms for the reporting period, undergoing a dramatic revival after falling to its worst market close in 13 years on March 31, 1999.
o Unprecedented foreign buying, fueled by incipient announcements of corporate restructuring and economic recovery, helped to push the yen and the market higher. In fact, half of the market's gain came from a revitalized currency.
o The absence of strong domestic purchases limited the upside movement of the market, but equity leadership moved to the financial sector as investors applauded announcements of mergers and government efforts to inject capital into floundering banks.
o Technology-related shares benefited from gains in US equity peers. In addition, demand for personal computers, software and Internet services continued to rise at a torrid pace despite weakness in most segments of the Japanese economy.

Recovery in Asia ex-Japan markets was exceptional, with a gain of 86.8% in US dollar terms during the Fund's fiscal period, after massive declines experienced during previous months' crisis.
o  Triggers for the sustained rally included:
   - lower interest rates globally and in Asia particularly, where rates dropped to pre-crisis levels
   - sustained strengthening of the yen
   - stronger than expected economic rebound in the region
   - rapidly improving and ample liquidity conditions supported by strong fund flows and large current account surpluses.

--------------------------------------------------------------------------------
                   Ten Largest Stock holdings % of Net Assets
--------------------------------------------------------------------------------
 Total Fina SA Class B (Oil)                                      2.8%
--------------------------------------------------------------------------------
 Murata Manufacturing Co. Ltd.
 (Electronic Components)                                          2.1%
--------------------------------------------------------------------------------
 NTT Mobile Communications
 (Telecommunications)                                             1.9%
--------------------------------------------------------------------------------
 COLT Telecom Group PLC
 (Telecommunications)                                             1.8%
--------------------------------------------------------------------------------
 Nortel Networks Corp.
 (Telecommunications Equipment)                                   1.7%
--------------------------------------------------------------------------------
 Nokia Oyj ADR
 (Telecommunications Equipment                                    1.7%
--------------------------------------------------------------------------------
 Mannesmann AG (Telecommunications)                               1.6%
--------------------------------------------------------------------------------
 Vodafone Air Touch PLC
 (Telecommunications)                                             1.6%
--------------------------------------------------------------------------------
 ING Groep NV (Finance)                                           1.5%
--------------------------------------------------------------------------------
 Fujitsu Ltd. (Electronics)                                       1.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

o Star performers were primarily those harder hit countries of the Asian economic and financial crisis, including Indonesia, South Korea, and Malaysia, whose equity markets each tripled over the Fund's fiscal period. Specifically, Indonesia gained 315.1%; South Korea was up 249.0%, and Malaysia rose 212.7%. Trade center Singapore posted a return of 135.3%.
o Those countries less affected by last year's regional crisis, such as Taiwan, India, the Philippines, and Hong Kong, lagged in comparison, but still produced impressive returns of 45%-75%.
o Likewise, Australia which did not experience the deep sell-off of its neighbors, rose 22.1% during the period.
o In the last few months of the fiscal period, the region's markets pulled back slightly, on rising risk aversion due to concerns over US interest rates, Year 2000 preparedness, and equity supply.

Other Markets
Emerging markets experienced great volatility, but also staged a broad recovery from the sharp losses of the previous year, outperforming most developed global markets for the period ended October 31, 1999.

Latin American markets fared well with a 34.3% gain in US dollar terms, even though Brazil's currency devaluation in January, Ecuador's eurobond default in the last fiscal quarter, and constant US interest rate concerns did overhang the region.
o Latin America benefited from its export profile, as global commodity prices troughed in the early spring of 1999.
o The region's strong performance was led by Mexico's 54.9% US dollar return, as export and domestic demand improved, oil prices and the peso firmed, and free elections bolstered investor demand.
o Despite the deeper than anticipated recession in Argentina, Repsol's bid for oil and gas company YPF Sociedad Anonima helped to re-rate the Argentine market. Argentina's equity market rose 36.9% during the period.
o Chile and Venezuela, both countries with large commodity exposures, advanced 32.0% and 36.9% in US dollar terms, respectively.
o Brazil ended the fiscal year up 12.5% in US dollar terms, with investors scrutinizing the country's reform progress following Supreme Court rulings blocking several fiscal reform measures.

Emerging Europe, up 79.7%, rebounded soundly off lows, led by Russia and Greece.
o The largest gains for the region were in Russia, up a stunning 215.3%, despite being among Emerging Europe's most illiquid markets.
o Greece posted an impressive 93.6% retail-driven performance despite repeated "irrational exuberance" speeches by its government officials. Greece also rose on its positioning towards joining EMU.
o Greece's long-time rival Turkey improved by 75.3%, despite experiencing its worst earthquake in history.

INVESTMENT REVIEW
During the Fund's fiscal period, we maintained our preference toward continental European equities, but we nevertheless reduced our exposure there to gain access to exciting opportunities in other regions around the world.
o Despite our concerns regarding macroeconomic factors in Japan, our purchase of dominant technology and telecommunications stocks led to a higher weighting there.
o We added positions in emerging markets as recovery gained ground in many economies.
o  Canada provided fertile offerings in communications and resources stocks.

Many of the stocks in the Portfolio were beneficiaries of the quickening pace of domestic and global merger and acquisition (M&A) activity, as consolidation benefits were sought by small and large firms alike.
o Banks, telecommunications companies, and cyclical industrial firms in particular have been seeking economies of scale, operating synergies and cross border exposure.

-----------------------------------------------------------------------------------------------------------------
Periods ended October 31, 1999            Cumulative Total Return                   Average Annual Total Returns
-----------------------------------------------------------------------------------------------------------------
                                   Past 1          Past 1            Since             Past 1             Since
                                   month            year           inception            year            inception
-----------------------------------------------------------------------------------------------------------------
 International Equity Fund/1
  (inception 4/1/97)
  Class I                           4.67%          15.99%            46.84%           15.99%            16.06%
  Class II                          4.64%          15.73%            47.90%           15.73%            16.39%
 Morgan Stanley Capital
  International ("MSCI")
  EAFE Index/2                      3.75%          23.03%            39.70%           23.03%            13.78%
 Lipper International Equity
  Funds Average/3                   3.85%          25.56%            36.27%           25.56%            12.49%
-----------------------------------------------------------------------------------------------------------------

--------------
1/ Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
2/ Indexes are unmanaged, and investments cannot be made in an index.
3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

                    Diversification of Portfolio Investments
                       By country as of October 31, 1999
                      (precentages are based on net assets)

Sweden 5%                                                         South Korea 2%

Other/1 6%                                                            France 14%

Australia 2%                                                        Hong Kong 2%

Cash & Cash
Equivalent 6%               [GRAPHIC OMITTED]                       Singapore 2%

United Kingdom 14%                                                    Germany 7%

                                                                  Switzerland 3%

Ireland 2%                                                              Spain 4%

Canada 3%                                                             Finland 4%

Italy 4%                                                          Netherlands 6%

Japan 14%
---------------
1/ Includes countries with weightings of less than 2%.



o As part of the ongoing restructuring of European businesses, spin-offs of non-core assets and strategic alliances also provided rare opportunities.
o We found excellent stocks in France, where economic growth and M&A activity is accelerating, as highlighted by the recent acquisition of Paribas by money center bank BNP.
o Italy is also seeing more M&A transactions, including the acquisition of Banca San Paolo di Brescia by Credit Agrario Bresciano and the merger of Unicredito and Credito Italiano to form Unicredito Italiano.
o In contrast, we reduced exposure to the United Kingdom, which had benefited from an extended strong economic cycle but more recently has been contending with the risk of overheating and the adverse impact of a strong currency.
o Germany's bumpy road to recovery has been a market damper. But we are optimistic looking forward and have built positions in several exciting industrial restructuring opportunities, including Bayer and Veba.

We were impressed by the tremendous growth opportunities offered by foreign technology and telecommunications stocks.
o In most cases, foreign technology and telecommunications companies have been attractively priced, while their US counterparts challenge traditional valuation criteria.
o Since we last reported, we added telecommunications equipment leaders Nokia and Ericsson, beneficiaries of the continuing rise in cellular telephony penetration in virtually every market in the world.
o Service providers have been rushing to consolidate, with many of the Fund's holdings, such as Mannesmann in Germany in its acquisition move for Orange in the UK, and Vodafone AirTouch, which appears eager to acquire or align with Mannesmann, driving the consolidation process.
o We took profits in several second-tier telecommunications ventures, including Equant, Esat Telecom, Global Crossing, and Global Telesys.
o We added exposure to Finland's Sonera, a major Nordic cellular operator with other European market holdings and a promising technology for processing secure e-commerce transactions.
o Asia offered exciting opportunities in Korea's leading mobile phone company, SK Telecom, and Korea Telecom, which complement our other regional holdings--NTT and NTT Docomo in Japan and China Telecom in Hong Kong.

Acceleration of economic growth around the globe led to the sharp increase in our exposure to materials.
o Stronger demand, cost cutting, and consolidation improved the outlook for many companies in the sector after a long period of sagging commodity prices.
o In Europe, we purchased shares in the diversified chemical companies Bayer and DSM, specialty chemical maker Clariant, steel producer Usinor, engineered materials manufacturer St. Gobain, and Nordic pulp & paper giant Stora Enso, complementing our position in UPM-Kymmene.
o We added Canadian nickel leader Inco, Australian mining company WMC, and Korean iron and steel maker Pohang.

We made several strategic moves within the energy and oil services sector.
o The Portfolio benefited from both OPEC commitments to limit oil production and the acceleration of industrial consolidation by participating in the acquisition of French oil giant Elf Aquitaine by rival Total Fina. The combination creates one of Europe's largest energy companies as well as a substantially improved profit outlook.
o Similarly, we purchased Anglo-American integrated oil leader BP Amoco, which has bid for ARCO, and Shell T&T, an undervalued oil major with significant restructuring potential.
o Heightened global demand and a recovery in oil prices led the Fund to identify inexpensive stocks in the sector with excellent growth prospects, including Norsk Hydro and Spain's Repsol.

We significantly added to our Japanese holdings, purchasing strong companies that are competitive on a global basis or are well-positioned to succeed in a weak economy at home.
o Following the purchase of electronic components leader Murata and computer giant Fujitsu in the first half, we added Kyoto-based semiconductor maker Rohm based on firm demand in consumer and industrial applications.
o We bought Internet bellwether Softbank to capture the explosive growth of the web-based businesses in Japan, Europe and the US.
o Our preference for profitable Japanese companies that have demonstrated resilience in both good and bad economic scenarios led us to Sanrio, a character goods maker known for its popular eHello Kitty' line, and to consumer finance companies Acom and Aiful.
o It is important to note that our Japanese weighting increased as we identified exciting, stock specific opportunities, not out of a belief that economic recovery is sustainable in the near term or because we feel the bad debt crisis in the financial sector has been resolved.

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

In Asia ex-Japan, we carried out several stock specific and sector allocation strategies for the Fund.
o We reduced the Portfolio's holdings in interest-rate sensitive companies like Westpac Bank, Thai Farmer's Bank, Sun Hung Kai Properties, and property firm Wing Tai in favor of cyclical and trade recovery plays, such as Pohang Iron & Steel, Western Mining Corporation, Neptune Orient Line, and Cosco Pacific.
o In light of the uncertainty caused by the Daewoo bankruptcy, the Fund cut its exposure in South Korea, taking profits in Samsung Securities, Korean Air, Korea Electric Power, and Shinhan Bank.
o We focused our holdings in the secular growth areas of technology, telecommunications and multimedia. Thus, the following purchases were made:
   CDROM manufacturer Ritek, foundry Taiwan Semiconductor, IT software company Silverline, Samsung Electronics, Natsteel Electronics, Korea Telecom, mobile operator SK Telecom, media company Singapore Press Holdings, and conglomerate Wharf Holdings.
o Increasing concern over Indonesia's political stability prompted us to sell PT Telkom and Indah Kiat.

Among the emerging markets, we were also actively buying and selling.
o We established positions in Turkey's financial services company Akbank and conglomerate Sabanci on the belief that Turkey will receive an International Monetary Fund package and that its government will take necessary reform measures to lower inflation.
o We saw opportunity in South Africa given firming commodity prices and declining local interest rates, and we identified life insurer Old Mutual and media firm MIH Limited as excellent prospects.
o In Greece, valuation considerations caused us to sell Alpha Credit Bank, but we replaced it with telecommunications holdings OTE and Panafon, respectively, the fixed line and cellular operators there.
o  OTP Bank was sold on disappointing macroeconomic data in Hungary.

MANAGER OUTLOOK
We believe that low inflation and global economic growth will spur the world's equity markets higher in the coming year, especially in Europe. Europe appears to offer an edge in that growth is accelerating, monetary conditions are favorable, and valuations remain relatively attractive. The fruits of economic and monetary union are becoming increasingly evident.

We believe that although the Japanese economy shows some signs of bottoming, it remains quite fragile and prone to recessionary pressures. The strong yen, dependence on deficit spending, and consumer nervousness contribute to our cautionary posture. Still, there are very good stocks to be found in Japan, especially global companies with competitive cost bases, domestic companies shielded from a weak economy, and technology-related shares benefiting from spending shifts toward information technology, personal computing, and the Internet.

Emerging markets stand to continue to benefit from the cyclical global recovery currently underway. We believe that interest rates in Asia have bottomed, and so equity returns in that region going forward will likely be more muted but still healthy, driven by strong earnings performance and restructuring. We are particularly optimistic on Taiwan, India, and, once the Daewoo crisis is sorted out, South Korea. In our view, Latin America has greater return potential next year if risk premiums and emerging market bond spreads can narrow. We expect this is likely to happen once the US bond market stabilizes. Brazilian equities remain very inexpensive on numerous parameters, but the nation has to make further progress on the fiscal front. We believe Emerging Europe should benefit from the burgeoning recovery of the European Union economies, particularly Hungary. Poland, in our opinion, has been oversold on current account fears. While the overall Greek market is overvalued, we are comfortable with our reasonably priced holdings.

As we near the end of 1999, we expect increased volatility in the emerging markets on Year 2000 concerns. However, we believe that these near-term fears over liquidity and Y2K preparedness will pose only limited and temporary setbacks to these markets.

A word of caution must be expressed relative to mounting pressure for a correction in the US large cap equity market, which is challenging historical valuation parameters.
o Corrections of 20% or more have historically helped to consolidate and prepare US stocks for higher long-term moves. However, the absence of such an occurrence for the greater part of this decade, especially after a long string of double-digit annual gains, suggests that a much larger pullback may be in store.
o Short term, the reverberations of such an event would be felt in foreign markets, although in most cases, valuation support abroad provides encouragement for a quick rebound and relative outperformance, especially in US dollar terms since a US correction would not likely occur alongside dollar weakness.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We value your support of the BT Institutional International Equity Fund and look forward to continuing to serve your investment needs in the years ahead.

                              /s/ Michael Levy
                              /s/ Robert Reiner
                              /s/ Julie Wang

                   Michael Levy, Robert Reiner and Julie Wang
                            Portfolio Managers of the
                         International Equity Portfolio
                                October 31, 1999

--------------------------------------------------------------------------------
Performance Comparison

--------------------------------------------------------------------------------

                                   As of October 31, 1999

Comparison of Change in            International Equity Fund - Class I - $14,684       MSCI EAFE Index - $13,970
Value of a $10,000
Investment in the                                    Apr-97    10000                             10000
International Equity Fund -                          Jun-97    11298                             11238
Class I and Class II, with                           Sep-97    11860                             11218
the MSCI EAFE Index                                  Sep-98    11890                             10283
since April 1, 1997.                                 Sep-99    14029                             13466
                                                     Oct-99    14684                             13970
 -------------------------------
|Total Return for the Periods   |  As of October 31, 1999
|Ended October 31, 1999         |
|                               |  International Equity Fund - Class II - $14,790      MSCI EAFE Index - $13,970
|   Class I         Class II    |
|Since 4/1/97/1  Since 4/1/97/1 |                    Apr-97    10000                             10000
|   16.06%/2        16.39%/2    |                    Jun-97    11298                             11238
|  One Year        One Year     |                    Sep-97    11870                             11218
|   15.99%          15.73%      |                    Sep-98    12010                             10283
|Ended September 30, 1999       |                    Sep-99    14135                             13466
|                               |                    Oct-99    14790                             13970
|                               |
|   Class I         Class II    |  As of September 30, 1999
|Since 4/1/97/1  Since 4/1/971  |
|   14.54%/2        14.88%/2    |  International Equity Fund - Class I - $14,029       MSCI EAFE Index - $13,466
|  One Year        One Year     |
|   17.99%          17.69%      |                    Apr-97    10000                             10000
|                               |                    Jun-97    11298                             11238
| 1/ The Fund's inception date. |                    Sep-97    11860                             11218
| 2/ Annualized.                |                    Sep-98    11890                             10283
|                               |                    Sep-99    14029                             13466
|Investment return and principal|
|value will fluctuate so that   |
|shares, when redeemed, may be  |  As of September 30, 1999
|worth more or less than their  |
|original cost.                 |  International Equity Fund - Class II - $14,135      MSCI EAFE Index - $13,466
|                               |
|                               |                    Apr-97    10000                             10000
|                               |                    Jun-97    11298                             11238
 -------------------------------                     Sep-97    11870                             11218
                                                     Sep-98    12010                             10283
                                                     Sep-99    14135                             13466


Past performance is not indicative of future performance. The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
International Equity Fund

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                           October 31, 1999/3  September 30, 1999
                                                                           ------------------  ------------------
Assets
   Investment in International Equity Portfolio, at Value ................  $ 1,088,341,874      $ 1,063,642,542
   Receivable for Shares of Beneficial Interest Subscribed ...............          446,870           14,368,946
   Prepaid Expenses and Other ............................................           20,417               27,274
                                                                            ---------------      ---------------
Total Assets .............................................................    1,088,809,161        1,078,038,762
                                                                            ---------------      ---------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed ....................        6,770,480           45,256,240
   Due to Bankers Trust ..................................................          367,282              124,140
                                                                            ---------------      ---------------
Total Liabilities ........................................................        7,137,762           45,380,380
                                                                            ---------------      ---------------
Net Assets ...............................................................  $ 1,081,671,399      $ 1,032,658,382
                                                                            ===============      ===============

Composition of Net Assets
   Paid-in Capital .......................................................  $   972,653,330      $   971,856,646
   Undistributed Net Investment Income ...................................          454,055            2,805,296
   Accumulated Net Realized Loss from Investment, Option, Foreign
     Currency, Forward Foreign Currency and Foreign Futures Transactions..      (33,199,122)         (31,607,648)
   Net Unrealized Appreciation on Investment, Options, Foreign Currencies
     and Forward Foreign Currency Contracts ..............................      141,763,136           89,604,088
                                                                            ---------------      ---------------
 Net Assets ..............................................................  $ 1,081,671,399      $ 1,032,658,382
                                                                            ===============      ===============

 Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)
Class I/1 ................................................................  $         14.58      $         13.94
                                                                            ===============      ===============
Class II/2 ...............................................................  $         14.67      $         14.02
                                                                            ===============      ===============

------------
1/ Net asset value, redemption price and offering price per share (based on net assets of $922,089,511 and 63,229,548 shares of beneficial interest outstanding at October 31, 1999, net assets of $883,855,400 and 63,422,950 shares of beneficial interest outstanding at September 30, 1999 and .001 par value, unlimited number of shares of beneficial interest authorized).
2/ Net asset value, redemption price and offering price per share (based on net assets of $159,581,888 and 10,880,857 shares of beneficial interest outstanding at October 31, 1999, net assets of $148,802,982 and 10,614,664 shares of beneficial interest outstanding at September 30, 1999 and .001 par value, unlimited number of shares of beneficial interest authorized).
3/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Statements of Operations
--------------------------------------------------------------------------------

                                                                      For the period         For the
                                                                    October 1, 1999 to     year ended
                                                                    October 31, 1999/1  September 30, 1999
                                                                    ------------------  ------------------
Investment Income
   Income Allocated from International Equity Portfolio, net ......   $    (116,726)     $   9,039,363
                                                                      -------------      -------------
Expenses
   Administration and Services Fees -- Class I ....................         295,549          3,108,094
   Administration and Services Fees -- Class II ...................          90,992            561,864
   Registration Fees -- Class I ...................................              --                 --
   Registration Fees -- Class II ..................................           1,973             35,731
   Printing and Shareholder Reports ...............................           1,200             30,616
   Professional Fees ..............................................           7,274             23,744
   Trustees Fees ..................................................             364              9,796
   Miscellaneous ..................................................           5,094             60,304
                                                                      -------------      -------------
   Total Expenses .................................................         402,446          3,830,149
   Less Fees Waived/Expenses Reimbursed by Bankers Trust --
     Class I ......................................................        (118,463)        (1,221,608)
       Fees Waived/Expenses Reimbursed by Bankers Trust --
         Class II .................................................         (23,254)          (172,319)
                                                                      -------------      -------------
      Net Expenses ................................................         260,729          2,436,222
                                                                      -------------      -------------
Net Investment (Expenses in Excess of) Income .....................        (377,455)         6,603,141
                                                                      -------------      -------------
Realized and Unrealized Gain (Loss) on Investment, Options,
   Foreign Currencies, Forward Foreign Currency and Foreign
   Futures Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions .....................................      (1,571,131)        18,054,158
      Option Transactions .........................................              --         (1,495,160)
      Foreign Currency Transactions ...............................        (356,312)            65,231
      Forward Foreign Currency Transactions .......................      (1,625,043)        (3,223,758)
      Foreign Futures Transactions ................................              --        (10,221,945)
   Net Change in Unrealized Appreciation/Depreciation on
      Investment, Options, Foreign Currencies and
      Forward Foreign Currency Contracts ..........................      52,159,048        111,701,869
                                                                      -------------      -------------
Net Realized and Unrealized Gain on Investment, Options,
   Foreign Currencies, Forward Foreign Currency and Foreign
   Futures Contracts ..............................................      48,606,562        114,880,395
                                                                      -------------      -------------
Net Increase in Net Assets from Operations ........................   $  48,229,107      $ 121,483,536
                                                                      =============      =============

------------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      For the period          For the               For the
                                                                    October 1, 1999 to      year ended             year ended
                                                                    October 31, 1999/1   September 30, 1999     September 30, 1998
                                                                    ------------------  -------------------     ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment (Expenses in Excess of) Income ..................  $      (377,455)     $     6,603,141        $     5,164,700
   Net Realized Gain (Loss) from Investment, Option,
      Foreign Currency, Forward Foreign Currency and
      Foreign Futures Transactions ................................       (3,552,486)           3,178,526            (16,559,316)
   Net Change in Unrealized Appreciation/Depreciation
     on Investment, Options, Foreign Currencies and
     Forward Foreign Currency Contracts ...........................       52,159,048          111,701,869            (23,262,874)
                                                                     ---------------      ---------------        ---------------
Net Increase (Decrease) in Net Assets from Operations .............       48,229,107          121,483,536            (34,657,490)
                                                                     ---------------      ---------------        ---------------
Distributions to Shareholders
   Net Investment Income
       Class I ....................................................               --           (4,876,459)                    --
       Class II ...................................................               --             (238,402)                    --
                                                                     ---------------      ---------------        ---------------
Total Distributions ...............................................               --           (5,114,861)                    --
                                                                     ---------------      ---------------        ---------------
Capital Transactions in Shares of Beneficial Interest
   Net Increase (Decrease) Resulting from Class I Shares ..........       (3,018,903)         215,595,453            548,604,135

   Net Increase Resulting from Class II Shares ....................        3,802,813          135,781,444                189,409
                                                                     ---------------      ---------------        ---------------
Net Increase from Capital Transactions in Shares
   of Beneficial Interest .........................................          783,910          351,376,897            548,793,544
                                                                     ---------------      ---------------        ---------------
Total Increase in Net Assets ......................................       49,013,017          467,745,572            514,136,054
Net Assets
Beginning of Period ...............................................    1,032,658,382          564,912,810             50,776,756
                                                                     ---------------      ---------------        ---------------
End of Period (including undistributed net investment
  income of $454,055, $2,805,296 and $5,366,265,
  respectively) ...................................................  $ 1,081,671,399      $ 1,032,658,382        $   564,912,810
                                                                     ===============      ===============        ===============

------------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the International Equity Fund.

                                                                                       Class I Shares
                                                               ---------------------------------------------------------------
                                                                For the period     For the       For the      For the period
                                                                 Oct. 1, 1999     year ended    year ended    April 1, 1997/1
                                                                through Oct. 31,   Sept. 30,     Sept. 30,   through Sept. 30,
                                                                     1999/4          1999          1998           1997
                                                                     ------         -----         -----          -----
Per Share Operating Performance:
Net Asset Value, Beginning of Period ............................   $13.94         $11.89        $12.24         $10.00
                                                                    ------         ------        ------         ------
Income fromInvestment Operations
   Net Investment (Expenses in Excess of) Income ................    (0.01)          0.09          0.10          0.003
   Net Realized and Unrealized Gain (Loss) on Investment,
     Options, Foreign Currencies, Forward Foreign
     Currency and Foreign Futures Contracts .....................     0.65           2.06         (0.45)          2.24
                                                                    ------         ------        ------         ------
Total from Investment Operations ................................     0.64           2.15         (0.35)          2.24
                                                                    ------         ------        ------         ------
Distributions to Shareholders
   Net Investment Income ........................................       --          (0.10)           --             --
   Net Realized Gains ...........................................       --             --            --             --
                                                                    ------         ------        ------         ------
Total Distributions .............................................       --          (0.10)           --             --
                                                                    ------         ------        ------         ------
Net Asset Value, End of Period ..................................   $14.58         $13.94        $11.89         $12.24
                                                                    ======         ======        ======         ======
Total Investment Return                                               4.67%         17.99%        (2.86)%        22.40%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ..................... $922,089       $883,855      $556,180        $42,566
   Ratios to Average Net Assets:
      Net Investment Income .....................................    (0.38)%/2       0.77%         1.40%          0.20%/2
      Expenses, Including Expenses of the International
       Equity Portfolio .........................................     0.95%/2        0.95%         0.95%          0.95%/2
      Decrease Reflected in Above Expense Ratio Due to Fees
        Waived/Expenses Reimbursed by Bankers Trust .............     0.28%/2        0.25%         0.32%          0.67%/2

                                                                                      Class II Shares
                                                         ------------------------------------------------------------------
                                                               For the period    For the      For the      For the period
                                                                 Oct. 1, 1999   year ended   year ended    April 1, 1997/1
                                                               through Oct. 31,  Sept. 30,    Sept. 30,   through Sept. 30,
                                                                    1999/4         1999         1998            1997
                                                                    ------         -----        -----           -----
Per Share Operating Performance:
Net Asset Value, Beginning of Period ............................   $14.02         $12.01        $12.25         $10.00
                                                                    ------         ------        ------         ------
Income from Investment Operations
   Net Investment (Expenses in Excess of) Income ................    (0.05)          0.02          0.14           0.04
   Net Realized and Unrealized Gain (Loss) on Investment,
     Options, Foreign Currencies, Forward Foreign Currency and
     Foreign Futures Contracts ..................................     0.70           2.10         (0.38)          2.21
                                                                    ------         ------        ------         ------
Total from Investment Operations ................................     0.65           2.12         (0.24)          2.25
                                                                    ------         ------        ------         ------
Distributions to Shareholders
   Net Investment Income ........................................       --          (0.11)           --             --
   Net Realized Gains ...........................................       --             --            --             --
                                                                    ------         ------        ------         ------
Total Distributions .............................................       --          (0.11)           --             --
                                                                    ------         ------        ------         ------
Net Asset Value, End of Period ..................................   $14.67         $14.02        $12.01         $12.25
                                                                    ======         ======        ======         ======
Total Investment Return .........................................     4.64%         17.69%        (1.96)%        22.50%

Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ..................... $159,582       $148,803        $8,733         $8,211
   Ratios to Average Net Assets:
      Net Investment Income .....................................    (0.68)%/2       0.61%         1.89%          0.85%/2
      Expenses, Including Expenses of the International
        Equity Portfolio ........................................     1.25%/2        1.25%         0.75%          0.80%/2
      Decrease Reflected in Above Expense Ratio Due to Fees
        Waived/Expenses Reimbursed by Bankers Trust .............     0.31%/2        0.31%         0.36%          0.64%/2

------------
1/ Commencement of operations.
2/ Annualized.
3/ Less than $.01.
4/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts. The International Equity Fund (the "Fund") is offered to investors by the Trust.

The Fund offers two classes of shares to investors: Class I and Class II shares (the "Classes"). Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

The Class I and Class II shares began operations on April 1, 1997.

The Fund seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1999, the Fund's investment was approximately 37% of the Portfolio. At October 31, 1999 the Fund's investment was approximately 36% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income
The Fund's income, net of expenses, is earned daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination. Net investment income is allocated daily to each class of shares based upon its relative proportion of net assets.

D. Distributions
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually to the extent they are not offset by any capital loss carryforwards. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code and distribute substantially all of its income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has capital loss carryovers of $1,302,651, $599,872, $29,705,117 and $1,591,474 expiring on October 31, 2004, 2005, 2006 and 2007, respectively.

G. Other
The Trust accounts separately for the assets, liabilities and operations of each fund and each class. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .40% and .70% of average daily net assets for Class I and Class II, respectively.

ICC Distributors, Inc. provides distribution services to the Fund.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of each Class of Shares, to the extent necessary, to limit all expenses as follows: Class I shares to 0.25% of the average daily net assets of the Class, excluding expenses of the Portfolio and .95% of the average daily net assets of the Class, including expenses of the Portfolio; Class II shares to
 .55% of the average daily net assets of the Class, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Class, including expenses of the Portfolio.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

--------------------------------------------------------------------------------
International Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 3--Shares of Beneficial Interest
At October 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
                    Class I Shares
                    For the Period             Class I Shares
                   October 1, 1999 to           For the Year
                    October 31, 1999       ended September 30, 1999
                 ----------------------   -------------------------

                  Shares         Amount      Shares         Amount
                 --------      ---------    --------       ---------
Sold             5,545,236   $ 78,790,603   65,226,396  $ 876,410,658
Reinvested              --             --      303,192      4,047,612
Redeemed        (5,738,638)   (81,809,506) (48,883,450)  (664,862,817)
                ----------   ------------  -----------  -------------
Net Increase
(Decrease)        (193,402)  $ (3,018,903)  16,646,138  $ 215,595,453
                ==========   ============  ===========  =============

                     Class I Shares
                      For the Year
                 ended September 30, 1998
                 ------------------------
                  Shares         Amount
                 --------      ---------
Sold            62,156,856   $ 797,499,509
Reinvested           --           --
Redeemed       (18,857,253)   (248,895,374)
               -----------   -------------
Net Increase    43,299,603   $ 548,604,135
               ===========   =============

                     Class II Shares
                     For the Period             Class II Shares
                    October 1, 1999 to            For the Year
                     October 31, 1999        ended September 30, 1999
                  ---------------------      ------------------------
                   Shares       Amount       Shares         Amount
                  --------    -----------   ----------   ------------
Sold               383,701     $5,494,389   12,639,313   $176,896,118
Reinvested              --             --      277,037        236,766
Redeemed          (117,508)    (1,691,576)  (3,028,982)   (41,351,440)
                  --------     ----------   ----------   ------------
Net Increase       266,193     $3,802,813    9,887,368   $135,781,444
                  ========     ==========   ==========   ============


                    Class II Shares
                      For the Year
                ended September 30, 1998
                -------------------------
                 Shares          Amount
                --------       ----------
Sold             727,688       $9,444,662
Reinvested            --               --
Redeemed        (670,710)      (9,255,253)
                --------       ----------
Net Increase      56,978       $  189,409
                ========       ==========

Note 4--Risks of Investing in Foreign Securities
The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

--------------------------------------------------------------------------------
International Equity Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Institutional Funds and
Shareholders of International Equity Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Fund (one of the funds comprising BT Institutional Funds, hereafter referred to as the "Fund") at October 31, 1999, and September 30, 1999 and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 and September 30, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 1999

--------------------------------------------------------------------------------

Tax Information (Unaudited For the Year Ended September 30, 1999)
--------------------------------------------------------------------------------


During the year ended September 30, 1999, the Fund received income from foreign sources in the amount of $15,220,093 or $0.200 per share. The Fund has paid foreign taxes in the amount of $1,398,406 or $0.018 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments October 31, 1999
--------------------------------------------------------------------------------

   Shares            Description                                        Value
   ------            -----------                                        -----

                COMMON STOCKS - 94.9%

                Australia - 1.7%
    562,900     Brambles Industries Ltd.
                  (Transportation) .............................     $15,818,850
  2,087,600     TABCORP Holdings Ltd./2
                  (Leisure Related) ............................      13,223,266
  2,486,100     Telstra Corporation Ltd.
                  (Telecommunications) .........................       7,968,777
  3,311,700     WMC Ltd. (Mining) ..............................      14,202,707
                                                                     -----------

                                                                      51,213,600
                                                                     -----------

                Austria - 0.7%
    388,787     Erste Bank (Banks) .............................      20,464,420
                                                                     -----------

                Botswana - 0.2%
  5,817,600     Sechaba Breweries Ltd. (Beverages) .............       5,801,723
                                                                     -----------

                Canada - 3.3%
  1,045,200     Inco Ltd. (Mining) .............................      21,033,327
    852,000     Nortel Networks Corp.
                  (Telecommunications Equipment) ...............      52,449,929
  1,349,660     Rogers Communications, Inc. - Class B/1
                  (Cable Television) ...........................      27,343,713
                                                                     -----------

                                                                     100,826,969
                                                                     -----------

                Finland - 4.3%
    437,700     Nokia Oyj ADR (Telecommunications
                  Equipment) ...................................      50,581,706
  1,148,140     Sonera Group Oyj/2
                  (Telecommunication Services) .................      34,452,785
  1,894,090     Stora Enso Oyj R Shares (Paper) ................      24,884,791
    648,280     UPM-Kymmene Oyj Corp./2 (Paper) ................      20,441,241
                                                                     -----------

                                                                     130,360,523
                                                                     -----------

                France - 14.2%
    241,600     AXA (Insurance) ................................      34,052,507
    278,720     Banque Nationale de Paris (Banks) ..............      24,461,213
    634,320     Canal Plus/2 (Broadcasting) ....................      44,002,334
    219,710     Carrefour Supermarche SA
                  (Food Retailing) .............................      40,643,010
    122,490     Compagnie de Saint-Gobain
                  (Building Materials) .........................      21,242,614
    142,846     Societe Generale (Banks) .......................      31,078,626
    650,268     Societe Generale D'Enterprises SA
                  (Engineering and Construction) ...............      30,209,117
    392,940     STMicroelectronics NV/2
                  (Semi-Conductors) ............................      35,708,423
    272,800     Suez Lyonnaise des Eaux/2
                  (Diversified Utility) ........................      44,012,509
    624,636     Total Fina SA - Class B (Oil) ..................      84,363,312
    144,630     Unibail (Real Estate) ..........................      21,129,857
  1,568,731     Usinor SA (Steel) ..............................      21,780,842
                                                                     -----------

                                                                     432,684,364
                                                                     -----------

                Germany - 7.0%
    931,630     Bayer AG (Chemicals) ...............................  38,090,480
     74,820     Celanese AG/1 (Chemicals) ..........................   1,179,593
    661,070     Epcos AG/1 (Electronics) ...........................  27,083,991
    748,200     Hoechst AG/2 (Pharmaceuticals) .....................  32,910,656
    117,907     Intershop Communications AG/1
                  (Computer Software) ..............................  14,747,212
    308,880     Mannesmann AG
                  (Telecommunications) .............................  48,534,924

   Shares            Description                                        Value
   ------            -----------                                        -----

     50,480     SAP AG/2 (Computer Software) ....................... $22,230,885
    470,730     Veba AG (Diversified Utility) ......................  25,430,703
                                                                     -----------

                                                                     210,208,444
                                                                     -----------
                Greece - 0.7%
    651,961     Hellenic Telecommunication
                  Organization SA (Telecommuncations) ..............  13,815,152
    560,480     Panafon Hellenic Telecom SA
                  (Telecommunications) .............................   7,411,748
                                                                     -----------

                                                                      21,226,900
                                                                     -----------
                Hong Kong - 2.0%
  7,010,500     China Telecom Ltd./1,2
                  (Telecommunications) .............................  24,001,402
                12,483,400 Cosco Pacific Ltd./2 (Transportation) ...   9,238,612
  5,666,300     First Pacific Company Ltd./2
                  (Diversified) ....................................   3,281,845
  1,211,300     Hutchison Whampoa Ltd. (Diversified) ...............  12,160,524
  4,204,000     Wharf Holdings Ltd./2 (Real Estate) ................  12,147,448
                                                                     -----------

                                                                      60,829,831
                                                                     -----------
                India - 0.6%
  1,201,600     Larsen & Toubro Ltd. (Construction
                  Equipment) .......................................  11,024,582
        975     NIIT Ltd./1 (Computer Software) ....................      48,660
    788,100     Silverline Industries/1
                  (Computer Software) ..............................   6,909,266
                                                                     -----------

                                                                      17,982,508
                                                                     -----------
                Indonesia - 0.2%
  2,122,700     PT Hanjay Mandala Sampoerna
                TBK/1 (Tobacco) ....................................   4,945,183
                                                                     -----------

                Israel - 0.4%
    699,911     Partner Communications Co. Ltd./1
                  (Telecommunications) .............................  10,936,109
                                                                     -----------

                Ireland - 2.1%
  3,632,600     Bank of Ireland (Banks) ............................  28,329,888
  1,902,870     CRH PLC (Building Materials) .......................  35,900,207
                                                                     -----------

                                                                      64,230,095
                                                                     -----------

                Italy - 4.4%
    805,925     Assicurazioni Generali (Insurance) .................  25,835,558
  2,169,390     San Paolo - IMI SPA (Banks) ........................  28,091,292
 15,923,840     Seat-Pagine Gialle SPA/2 (Publishing) ..............  22,678,299
  3,024,234     Telecom Italia SPA (Telecommunications) ............  26,096,480
  6,269,790     Unicredito Italiano SPA/2 (Banks) ..................  29,324,889
                                                                     -----------

                                                                     132,026,518
                                                                     -----------

                Japan - 13.6%
     46,450     Aiful Corp. (Finance) ..............................   7,210,518
  4,242,000     Fuji Heavy Industries Ltd./2
                  (Autos and Trucks) ...............................  36,013,898
  1,551,000     Fujitsu Ltd./2 (Electronics) .......................  46,666,710
    494,000     Murata Manufacturing Co. Ltd.
                  (Electronic Components) ..........................  63,430,405
     23,360     Nippon Telegraph & Telephone Corp.
                  (Telecommunications) .............................  35,814,473
  1,142,000     Nissan Motor Co. Ltd. (Automobiles/
                  Trucks) ..........................................   6,839,303
     21,080     NTT Mobile Communications
                  (Telecommunications) .............................  55,952,064



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments October 31, 1999
--------------------------------------------------------------------------------

   Shares            Description                                        Value
   ------            -----------                                        -----

    111,400     Rohm Company
                  (Electronic Components) ......................     $24,978,525
    354,000     Sanrio Company Ltd.
                  (Consumer Goods) .............................      18,656,565
     70,200     Softbank Corporation (Diversified) .............      29,126,664
    801,900     Takeda Chemical Industries Ltd.
                  (Pharmaceuticals) ............................      46,027,011
    844,000     Yamanouchi Pharmaceutical Co. Ltd.
                  (Pharmaceuticals) ............................      38,253,337
                                                                     -----------

                                                                     408,969,473
                                                                     -----------

                Mexico - 0.8%
    334,200     Grupo Televisa SA GDR/1 (Broadcasting) .........      14,203,500
    112,700     Telefonos de Mexico SA ADR/1,2
                  (Telecommunications) .........................       9,635,850
                                                                     -----------

                                                                      23,839,350
                                                                     -----------

                Netherlands - 5.7%
    500,740     ASM Lithography Holding NV/1
                  (Semi-Conductors) ............................      35,314,916
    275,081     Benckiser NV - B Shares
                  (Consumer Goods) .............................      16,248,762
    553,800     DSM NV (Chemicals) .............................      20,954,574
    792,464     ING Groep NV (Finance) .........................      46,710,114
    425,378     Nutreco Holding NV (Foods) .....................      14,530,540
    370,950     Philips Electronics NV (Electronics) ...........      38,013,982
                                                                     -----------

                                                                     171,772,888
                                                                     -----------

                Norway - 0.9%
    676,620     Norsk Hydro ASA (Diversified) ..................      26,997,188
                                                                     -----------

                Poland - 0.2%
  1,399,293     Telekomunikacja Polska SA GDR
                  Rule 144A/2,3 (Telecommunications) ...........       7,031,447
                                                                     -----------

                Singapore - 1.8%
  3,456,200     NatSteel Electronics Ltd./2 (Electronics) ......      13,502,055
  6,462,200     Neptune Orient Lines Ltd.
                  (Transportation) .............................       9,360,199
  2,520,840     Overseas-Chinese Bank Corp./2 (Banks) ..........      18,938,385
    716,400     Singapore Press Holdings Ltd.
                  (Publishing) .................................      12,271,230
                                                                     -----------

                                                                      54,071,869
                                                                     -----------

                South Africa - 0.6%
    395,400     MIH Ltd.1,2 (Cable Television) .................      17,694,150
                                                                     -----------

                South Korea - 1.7%
    331,506     Korea Telecom Corp ADR/1
                  (Telecommunications) .........................      11,685,587
    471,900     Pohang Iron & Steel Co. Ltd. ADR
                  (Steel) ......................................      15,749,663
     82,600     Samsung Electronics (Electronics) ..............      13,772,403
    720,900     SK Telecom Co., Ltd. ADR/2
                  (Telecommunications) .........................       9,416,756
                                                                     -----------

                                                                      50,624,409
                                                                     -----------

                Spain - 4.3%
  1,939,908     Amadeus Global Travel Distribution
                  SA/1,2 (Transportation Services) .............      11,601,570
  1,355,560     Argentaria SA/2 (Banks) ........................      30,062,464

   Shares            Description                                        Value
   ------            -----------                                        -----

  1,098,540     Fomento de Construcciones SA
                 (Diversified) .................................     $27,537,698
  1,392,340     Repsol - Y.P.F. SA/2 (Oil) .....................      28,683,012
  1,919,714     Telefonica SA (Telecommunications) .............      31,557,069
                                                                     -----------

                                                                     129,441,813
                                                                     -----------
                 Sweden - 5.0%
      862,651    Atlas Copco AB - A shares
                  (Machinery) .................................       22,722,773
    2,096,190    Electrolux AB Series B (Appliances) ..........       41,729,286
      685,600    Ericsson LM B Shares
                  (Telecommunications Equipment) ..............       28,461,866
    1,508,620    Sandvik AB B Shares (Machinery) ..............       39,005,506
      892,470    SKF AB B Shares/2 (Machinery) ................       18,091,582
                                                                   -------------

                                                                     150,011,013
                                                                   -------------

                 Switzerland - 3.4%
      291,081    ABB Ltd./1 (Engineering &
                  Construction) ...............................       29,323,288
       30,440    Clariant AG (Chemicals) ......................       13,324,793
      104,000    UBS AG (Banks) ...............................       30,270,316
       50,190    Zurich Allied AG/2 (Insurance) ...............       28,426,146
                                                                   -------------

                                                                     101,344,543
                                                                   -------------

                 Taiwan - 0.6%
      547,110    Ritek Corp GDR Rule 144A/1,2,3
                  (Electronics) ...............................        7,303,919
    2,769,000    Taiwan Semiconductor (Electronics) ...........       12,300,843
                                                                   -------------

                                                                      19,604,762
                                                                   -------------

                 Turkey - 0.5%
   42,858,700    Akbank T.A.S. (Banks) ........................        6,686,642
   25,325,600    Haci Omer Sabanci Holding AS
                  (Diversified) ...............................        7,507,277
                                                                   -------------

                                                                      14,193,919
                                                                   -------------

                 United Kingdom - 14.0%
    1,213,593    Barclays PLC (Banks) .........................       37,179,153
      513,600    BP Amoco PLC ADR/2 (Oil) .....................       29,660,400
    1,860,110    COLT Telecom Group PLC/1
                  (Telecommunications) ........................       55,612,077
    3,101,600    Granada Group PLC (Diversified) ..............       24,607,324
    7,111,284    Invensys PLC (Engineering) ...................       34,948,373
    1,601,100    Next PLC (Retail) ............................       17,247,863
    6,301,700    Old Mutual PLC/1 (Insurance) .................       13,313,342
    1,528,302    Orange PLC/1 (Telecommunications) ............       37,967,952
    2,367,420    Peninsular & Orient Steam
                 Navigation Co. (Transportation) ..............       33,835,732
      946,400    Reckitt & Colman PLC
                  (Consumer Goods) ............................       11,476,284
    1,587,262    SEMA Group PLC (Computer Services) ...........       20,680,033
    5,485,980    Shell Transport & Trading
                  Co. PLC (Oil) ...............................       41,994,072
      502,700    Tyco International Ltd. (Diversified) ........       20,076,581
   10,067,130    Vodafone AirTouch PLC
                  (Telecommunications) ........................       46,914,396
                                                                   -------------

                                                                     425,513,582
                                                                   -------------

   Total Common Stocks (Cost $2,374,284,599) ..................    2,864,847,593
                                                                   -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments October 31, 1999
--------------------------------------------------------------------------------

    Shares/
   Par Values        Description                                        Value
   ----------        -----------                                        -----

                CONVERTIBLE CORPORATE NOTES & BONDS - 0.2%

(Y)592,000,000  Acom Co. Ltd. 0.00%, 3-31-02
                 (Finance) (Cost $4,953,828) ..................   $    6,665,386
                                                                  --------------

                OPTIONS - INDEX - 0.2%

         3,140  Nikkei 225 Index (Options on Nikkei
                 Exchange with Strike Price of
                 18,993.08 and Expiration 02/10/2000 ..........        1,327,386
         3,261  Nikkei 225 Index (Options on Nikkei
                 Exchange with Strike Price of
                 19,027.77 and Expiration 02/10/2000 ..........        1,343,070
         2,241  Nikkei 225 Index (Options on Nikkei
                 Exchange with Strike Price of
                 18,613.35 and Expiration 03/10/2000 ..........        1,505,105
                                                                  --------------
 Total Option - Index (Cost $7,766,495) .......................        4,175,561
                                                                  --------------

                SHORT TERM INSTRUMENTS - 2.6%

 77,849,400     Institutional Cash Management Fund
                 (Cost $77,849,400) ...........................       77,849,400
                                                                  --------------

Total Investments (Cost $2,464,854,322) ......  97.9%              2,953,537,940
Other Assets in Excess of Liabilities ........   2.1%                 63,822,894
                                               -----              --------------
Net Assets                                     100.0%         .   $3,017,360,834
                                               =====              ==============
------------
1/ Non-Income Producing Security
2/ Securities on Loan
3/ Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

ADR - American Depository Receipt
GDR - Global Depository Receipt
(Y) - Japanese Yen


Industry Diversification (as a percent of Total Investments):

Telecommunications ................................     16.28%
Banks .............................................      9.65%
Oil ...............................................      6.25%
Electronics .......................................      5.37%
Diversified .......................................      5.12%
Telecommunications Equipment ......................      4.45%
Pharmaceuticals ...................................      3.97%
Insurance .........................................      3.44%
Electronic Components .............................      2.99%
Machinery .........................................      2.70%
Transportation ....................................      2.70%
Chemicals .........................................      2.49%
Semi-Conductors ...................................      2.40%
Diversified Utilities .............................      2.35%
Finance ...........................................      2.05%
Engineering .......................................      2.02%
Engineering Construction ..........................      2.00%
Broadcasting ......................................      1.97%
Building Materials ................................      1.93%
Food Retailing ....................................      1.87%
Construction Equipment ............................      1.57%
Consumer Goods ....................................      1.57%
Paper .............................................      1.53%
Cable Television ..................................      1.52%
Autos and Trucks ..................................      1.45%
Appliances ........................................      1.41%
Steel .............................................      1.27%
Mining ............................................      1.19%
Publishing ........................................      1.18%
Real Estate .......................................      1.13%
Other* ............................................      4.18%
                                                       ------
                                                       100.00%
                                                       ======

--------------
* No one industry represents more than 1% of Portfolio holdings.






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

   Shares            Description                                        Value
   ------            -----------                                        -----

                  COMMON STOCKS - 94.2%

                  Australia - 1.6%
    562,900       Brambles Industries Ltd.
                    (Transportation) .........................       $16,299,879
  2,087,600       TABCORP Holdings Ltd./2
                    (Leisure Related) ........................        14,169,167
  3,311,700       WMC Ltd. (Mining) ..........................        16,858,126
                                                                     -----------

                                                                      47,327,172
                                                                     -----------

                  Austria - 0.7%
    388,787       Erste Bank (Banks) .........................        19,837,340
                                                                     -----------

                  Botswana - 0.2%
  5,817,600       Sechaba Breweries Ltd. (Beverages) .........         6,258,659
                                                                     -----------

                  Canada - 3.1%
  1,045,200       Inco Ltd. (Mining) .........................        22,333,820
    852,000       Nortel Networks Corp.
                    (Telecommunications Equipment) ...........        43,484,533
  1,349,660       Rogers Communications, Inc.-
                    Class B1 (Cable Television) ..............        22,823,630
                                                                     -----------

                                                                      88,641,983
                                                                     -----------

                  Finland - 3.0%
    437,700       Nokia Oyj ADR (Telecommunications
                    Equipment) ...............................        39,310,931
  1,894,090       Stora Enso Oyj R Shares/2 (Paper) ..........        25,113,977
    648,280       UPM-Kymmene Oyj Corp./2 (Paper) ............        22,093,175
                                                                     -----------

                                                                      86,518,083
                                                                     -----------

                  France - 15.1%
    147,865       Alcatel (Telecommincations
                    Equipment) ...............................        20,377,232
    241,600       AXA (Insurance) ............................        30,567,428
    278,720       Banque National de Paris/2 (Banks) .........        22,247,709
    634,320       Canal Plus/2 (Broadcasting) ................        37,898,044
    219,710       Carrefour Supermarche SA
                    (Food Retailing) .........................        35,168,540
    122,490       Compagnie de Saint-Gobain
                    (Building Materials) .....................        22,828,859
    170,530       ELF Aquitaine SA (Oil) .....................        29,784,490
    263,390       Equant NV/1,2 (Telecommunications) .........        21,430,790
    318,000       STMicroelectronics NV/2
                    (Semi-Conductors) ........................        23,532,000
    142,846       Societe Generale (Banks) ...................        29,437,070
    650,268       Societe Generale D'Enterprises SA
                    (Engineering and Construction) ...........        32,756,618
    272,800       Suez Lyonnaise des Eaux/2
                    (Diversified Utility) ....................        44,160,449
    375,400       Total Fina SA - Class B/2 (Oil) ............        47,176,075
    144,630       Unibail (Real Estate) ......................        20,501,327
  1,297,001       Usinor SA (Steel) ..........................        18,302,134
                                                                     -----------

                                                                     436,168,765
                                                                     -----------

                  Germany - 6.1%
    931,630       Bayer AG (Chemicals) .......................        37,157,015
    748,200       Hoechst AG/2 (Pharmaceuticals) .............        32,566,259
    150,097       Intershop Communications AG/1
                    (Computer Software) ......................        15,585,551
    308,880       Mannesmann AG
                    (Telecommunications) .....................        49,343,117

   Shares            Description                                        Value
   ------            -----------                                        -----

     39,350       SAP AG/2 (Computer Software) ...............       $17,642,997
    470,730       Veba AG (Diversified Utility) ..............        25,793,055
                                                                     -----------

                                                                     178,087,994
                                                                     -----------

                  Greece - 0.8%
    651,961       Hellenic Telecommunication
                   Organization SA (Telecommuncations) .......        15,215,420
    280,240       Panafon Hellenic Telecom SA
                   (Telecommunications) ......................         7,630,258
                                                                     -----------

                                                                      22,845,678
                                                                     -----------

                  Hong Kong - 2.2%
  6,134,000       China Telecomm/1,2
                   (Telecommunications) ......................        18,913,178
 12,483,400       Cosco Pacific Ltd./2
                   (Transportation) ..........................         9,883,783
 12,514,000       First Pacific Company Ltd.
                   (Diversified) .............................         7,652,529
  1,211,300       Hutchison Whampoa Ltd. (Diversified) .......        11,266,909
  8,636,400       New World China Land Ltd./1
                   (Real Estate) .............................         5,058,938
  4,204,000       Wharf Holdings Ltd./2 (Real Estate) ........        12,150,503
                                                                     -----------

                                                                      64,925,840
                                                                     -----------

                  India - 0.3%
  1,201,600       Larsen & Toubro Ltd. (Construction
                   Equipment) ................................        10,088,278
        975       NIIT Ltd./1 (Computer Software) ............            63,194
                                                                     -----------

                                                                      10,151,472
                                                                     -----------

                  Indonesia - 0.4%
  3,523,700       PT Hanjay Mandala Sampoerna
                   TBK/1 (Tobacco) ...........................         6,231,504
 16,026,500       PT Indah Kiah Pulp & Paper
                   Corporation TBK1 (Paper) ..................         5,706,793
                                                                     -----------

                                                                      11,938,297
                                                                     -----------

                  Ireland - 2.3%
  3,632,600       Bank of Ireland (Banks) ....................        29,634,109
  1,902,870       CRH PLC (Building Materials) ...............        36,437,145
                                                                     -----------

                                                                      66,071,254
                                                                     -----------

                  Italy - 4.7%
    805,925       Assicurazioni Generali (Insurance) .........        26,779,024
  2,169,390       San Paolo - IMI SpA (Banks) ................        28,186,620
 15,923,840       Seat-Pagine Gialle SpA/2
                   (Publishing) ..............................        23,267,378
  3,024,234       Telecom Italia SpA
                   (Telecommunications) ......................        26,281,556
  6,269,790       Unicredito Italiano SpA (Banks) ............        30,648,640
                                                                     -----------

                                                                     135,163,218
                                                                     -----------

                  Japan - 13.2%
    940,000       Canon Inc. (Electronics) ...................        27,370,046
  4,242,000       Fuji Heavy Industries Ltd./2
                   (Autos and Trucks) ........................        33,707,536
  1,551,000       Fujitsu Ltd./2 (Electronics) ...............        48,365,520
    494,000       Murata Manufacturing Co. Ltd.
                   (Electronic Components) ...................        49,647,422
     23,360       Nippon Telegraph & Telephone Corp.
                   (Telecommunications) ......................        28,742,869
     21,080       NTT Mobile Communicatons
                   Network, Inc. (Telecommunications) ........        41,579,176
    111,400       Rohm Company
                   (Electronic Components) ...................        23,280,976



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

   Shares            Description                                        Value
   ------            -----------                                        -----

    354,000       Sanrio Company Ltd.
                   (Consumer Goods) ..............................  $ 19,783,640
     70,200       Softbank Corporation (Diversified) .............    26,704,110
    801,900       Takeda Chemical Industries Ltd.
                   (Pharmaceuticals) .............................    43,308,589
    844,000       Yamanouchi Pharmaceutical Co. Ltd./2
                   (Pharmaceuticals) .............................    39,557,513
                                                                     -----------

                                                                     382,047,397
                                                                     -----------

                  Mexico - 0.7%
    334,200       Grupo Televisa SA GDR/1 (Broadcasting) .........    13,347,113
    112,700       Telefonos de Mexico SA ADR
                   (Telecommunications) ..........................     8,029,875
                                                                     -----------

                                                                      21,376,988
                                                                     -----------

                  Netherlands - 7.1%
    500,740       ASM Lithography Holding NV/1
                   (Semi-Conductors) .............................    33,916,805
    275,081       Benckiser NV - B Shares
                   (Consumer Goods) ..............................    17,094,129
    553,800       DSM NV (Chemicals) .............................    21,969,732
    792,464       ING Groep NV (Finance) .........................    43,042,278
    473,566       Koninklijke Ahold NV (Food
                   Retailing) ....................................    15,584,201
    425,378       Nutreco Holding NV (Foods) .....................    14,723,258
    370,950       Philips Electronics NV (Electronics) ...........    37,332,985
    342,390       United Pan-Europe Communications
                   NV/1,2 (Telecommunications) ...................    21,149,232
                                                                     -----------

                                                                     204,812,620
                                                                     -----------

                  Norway - 1.0%
    676,620       Norsk Hydro ASA (Diversified) ..................    28,627,949
                                                                     -----------

                  Poland - 0.2%
  1,357,193       Telekomunikacja Polska SA GDR
                    Rule 144A/2,3 (Telecommunications) ...........     6,684,176
                                                                     -----------

                  Singapore - 2.0%
  3,456,200       NatSteel Electronics Ltd./2 (Electronics) ......    12,906,370
  6,462,200       Neptune Orient Lines Ltd. ......................
                   (Transportation) ..............................     7,752,506
  2,400,800       Overseas-Chinese Banking Corp./2 (Banks) .......    18,636,375
    716,400       Singapore Press Holdings Ltd./2
                   (Publishing) ..................................    11,290,727
  8,880,900       Wing Tai Holdings Ltd./2 (Real Estate) .........     7,050,538
                                                                     -----------

                                                                      57,636,516
                                                                     -----------

                  South Africa - 0.4%
    395,400       MIH Ltd. (Cable Television) ....................    11,417,175
                                                                     -----------

                  South Korea - 2.0%
    336,640       Korea Electric Power Corp. ADR/2
                   (Utilities) ...................................     5,407,280
    331,506       Korea Telecom Corp ADR/1
                   (Telecommunications) ..........................    12,265,722
    278,910       Korean Air (Airlines) ..........................     4,012,390
    471,900       Pohang Iron & Steel Company Ltd. ...............
                   (Steel) .......................................    14,776,369
     82,600       Samsung Electronics (Electronics) ..............    13,376,648
    720,900       SK Telecom Co., Ltd. ADR
                   (Telecommunications) ..........................     7,434,281
                                                                     -----------

                                                                      57,272,690
                                                                     -----------

   Shares            Description                                        Value
   ------            -----------                                        -----

                  Spain - 4.4%
    1,355,560     Argentaria SA/2 (Banks) ......................   $  29,825,971
    1,409,782     Fomento de Construcciones SA
                   (Diversified) ...............................      38,480,978
    1,392,340     Repsol - Y.P.F. SA/2 (Oil) ...................      27,269,210
    1,919,714     Telefonica SA (Telecommunications) ...........      30,728,477
                                                                   -------------

                                                                     126,304,636
                                                                   -------------

                  Sweden - 5.0%
      754,820     Atlas Copco AB - A shares
                   (Machinery) .................................      21,177,553
    2,234,010     Electrolux AB Series B (Appliances) ..........      41,694,722
      685,600     Ericsson LM B Shares
                   (Telecommunications Equipment) ..............      21,242,668
    1,508,620     Sandvik AB B Shares (Machinery) ..............      41,222,319
      892,470     SKF AB B Shares 2 (Machinery) ................      20,031,616
                                                                   -------------

                                                                     145,368,878
                                                                   -------------

                  Switzerland - 3.5%
      291,081     ABB Ltd./1 (Engineering &
                   Construction) ...............................      30,066,835
       30,440     Clariant AG (Chemicals) ......................      13,794,161
      104,000     UBS AG (Banks) ...............................      29,316,723
       50,190     Zurich Allied AG (Insurance) .................      27,995,251
                                                                   -------------

                                                                     101,172,970
                                                                   -------------

                  Turkey - 0.4%
42,858,700        Akbank T.A.S. (Banks) ........................       6,418,062
25,325,600        Haci Omer Sabanci Holding AS
                   (Diversified) ...............................       6,595,638
                                                                   -------------

                                                                      13,013,700
                                                                   -------------


                  United Kingdom - 13.8%
    1,213,593     Barclays PLC (Banks) .........................      35,616,234
      256,800     BP Amoco PLC ADR (Oil) .......................      28,456,650
    1,860,110     COLT Telecom Group PLC
                   (Telecommunications) ........................      44,113,178
    3,101,600     Granada Group PLC (Diversified) ..............      26,689,431
    7,111,284     Invensys PLC (Engineering) ...................      34,432,026
    1,601,100     Next PLC (Retail) ............................      16,097,979
    6,301,700     Old Mutual PLC/1 (Insurance) .................      13,413,914
    1,528,302     Orange PLC/1 (Telecommunications) ............      30,153,188
    2,367,420     Peninsular & Orient Steam
                   Navigation Co. (Transportation) .............      36,025,873
      946,400     Reckitt Benckiser PLC
                   (Consumer Goods) ............................      11,868,938
    1,587,262     SEMA Group PLC (Computer Services) ...........      19,383,268
    5,485,980     Shell Transport & Trading Co.
                   PLC (Oil) ...................................      41,018,267
      145,430     Tyco International Ltd. (Diversified) ........      15,015,648
    2,013,426     Vodafone AirTouch PLC
                   (Telecommunications) ........................      47,649,645
                                                                   -------------
                                                                     399,934,239
                                                                   -------------
Total Common Stocks (Cost $2,379,431,610) ......................   2,729,605,689
                                                                   -------------

                          PREFERRED STOCKS - 0.5%

91,626,000        Petroleo Brasileiro SA (Oil),
                   (Cost $14,755,276) ..........................      13,696,385
                                                                   -------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------
  Shares/
 Par Value            Description                                      Value
 ---------            -----------                                      -----

                  CONVERTIBLE CORPORATE NOTES & BONDS - 0.3%

(Y)592,000,000    Acom Co. Ltd. 0.00%, 3-31-02
                   (Finance) (Cost $4,958,274) .................     $ 7,423,162
                                                                   -------------

                  OPTION - INDEX - 0.2%

    3,140         Nikkei 225 Index (Options on Nikkei
                   Exchange with Strike Price of
                   18,993.08 and Expiration 02/10/2000) ........       1,538,632
    3,261         Nikkei 225 Index (Options on Nikkei
                   Exchange with Strike Price of
                   19,027.77 and Expiration 02/10/2000) ........       1,567,087
    2,241         Nikkei 225 Index (Options on Nikkei
                   Exchange with Strike Price of
                   18,613.35 and Expiration 03/10/2000) ........       1,570,739
                                                                   -------------
Total Option - Index (Cost $7,766,495) .........................       4,676,458
                                                                   -------------

                  OTHER - 0.0%

  107,831         Atlas Copco AB Rights Expiration
                   10/1/99 (Cost $0) ...........................         920,760
                                                                   -------------

                  SHORT TERM INSTRUMENT - 3.3%

97,016,565        Institutional Cash Management
                   Fund, (Cost $97,016,566) ....................      97,016,566
                                                                   -------------

Total Investments (Cost $2,503,928,221) ........... 98.5%          2,853,339,020
Other Assets in Excess of Liabilities .............  1.5%             44,517,312
                                                   -----          --------------
Net Assets                                         100.0%         $2,897,856,332
                                                   =====          ==============

--------------
1/ Non-Income Producing Security
2/ Securities on Loan
3/ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

ADR - American Depository Receipt
GDR - Global Depository Receipt
(Y) - Japanese Yen


Industry Diversification (as a percent of Total Investments):

Telecommunications ................................     14.62%
Banks .............................................      9.81%
Oil ...............................................      6.57%
Diversified .......................................      5.64%
Electronics .......................................      4.88%
Telecommunications Equipment ......................      4.36%
Pharmaceuticals ...................................      4.05%
Insurance .........................................      3.46%
Engineering .......................................      3.41%
Money Market ......................................      3.40%
Machinery .........................................      2.92%
Chemicals .........................................      2.56%
Electronic Components .............................      2.56%
Diversified Utilities .............................      2.45%
Transportation ....................................      2.45%
Building Materials ................................      2.08%
Paper .............................................      1.85%
Broadcasting ......................................      1.80%
Food Retailing ....................................      1.78%
Finance ...........................................      1.77%
Consumer Goods ....................................      1.71%
Real Estate .......................................      1.57%
Appliances ........................................      1.46%
Mining ............................................      1.37%
Publishing ........................................      1.21%
Cable Television ..................................      1.20%
Semi-conductor Production Equipment ...............      1.19%
Autos and Trucks ..................................      1.18%
Computer Software .................................      1.16%
Steel .............................................      1.16%
Other* ............................................      4.37%
                                                       ------
                                                       100.00%
                                                       ======

--------------
*No one industry respresents more than 1% of Portfolio holdings.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                              October 31, 1999/2   September 30, 1999
                                                                              ------------------   ------------------
Assets
   Investments, at Value:
      Common Stock and Options (Cost $2,387,004,922 and $2,406,911,655,
       respectively) .........................................................   $2,875,688,540       $2,756,322,454
      Short Term Instruments (Cost $77,849,400 and $97,016,566,
       respectively) .........................................................       77,849,400           97,016,566
                                                                                 --------------       --------------
   Total Investments, at Value ...............................................    2,953,537,940        2,853,339,020
   Cash/1 ....................................................................       46,163,995            7,288,694
   Receivable for Securities Sold ............................................       11,968,864           47,316,442
   Collateral for Securities Loaned ..........................................      288,538,523          272,287,712
   Unrealized Appreciation on Forward Foreign Currency Contracts .............        3,140,361            4,762,239
   Dividends and Interest Receivable .........................................        3,910,703            4,714,880
   Receivable for Foreign Taxes Withheld .....................................        3,635,770            3,864,617
   Receivable for Shares of Beneficial Interest Subscribed ...................       14,144,889            1,529,342
   Securities Lending Income Receivable ......................................          103,189               84,334
                                                                                 --------------       --------------
Total Assets .................................................................    3,325,144,234        3,195,187,280
                                                                                 --------------       --------------
Liabilities
   Payable for Securities Purchased ..........................................       14,248,569           12,850,580
   Payable Under Security Loan Agreements ....................................      288,538,523          272,287,712
   Unrealized Depreciation on Forward Foreign Currency Contracts .............        1,609,674           10,468,708
   Due to Bankers Trust ......................................................        3,366,243            1,697,533
   Accrued Expenses and Other ................................................           20,391               26,415
                                                                                 --------------       --------------
Total Liabilities ............................................................      307,783,400          297,330,948
                                                                                 --------------       --------------
Net Assets ...................................................................   $3,017,360,834       $2,897,856,332
                                                                                 ==============       ==============
Composition of Net Assets
   Paid-in Capital ...........................................................   $2,527,231,632       $2,553,833,165
   Net Unrealized Appreciation on Investments, Options, Foreign Currencies and
      Forward Foreign Currency Contracts .....................................      490,129,202          344,023,167
                                                                                 --------------       --------------
Net Assets ...................................................................   $3,017,360,834       $2,897,856,332
                                                                                 ==============       ==============


--------------
1/ Includes foreign cash of $45,581,296 and $6,490,382 with a cost of
   $45,628,022 and $6,464,710, respectively.
2/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Statements of Operations
--------------------------------------------------------------------------------

                                                                       For the period             For the
                                                                      October 1, 1999 to         year ended
                                                                      October 31, 1999/1     September 30, 1999
                                                                      ------------------     ------------------
Investment Income
   Dividends (net of foreign withholding tax of $0 and
     $3,809,883, respectively) ......................................   $   1,285,387          $  42,317,068
   Interest .........................................................          25,900                609,701
   Securities Lending Income ........................................         108,365              1,663,581
                                                                        -------------          -------------
Total Investment Income .............................................       1,419,652             44,590,350
                                                                        -------------          -------------
Expenses
   Advisory Fees ....................................................       1,609,018             16,908,174
   Administration and Service Fees ..................................         373,616              3,932,321
   Professional Fees ................................................          24,431                 34,598
   Trustees Fees ....................................................             276                  4,812
   Miscellaneous ....................................................          50,121                 46,617
                                                                        -------------          -------------
   Total Expenses ...................................................       2,057,462             20,926,522
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ............        (313,923)            (2,574,517)
                                                                        -------------          -------------
      Net Expenses ..................................................       1,743,539             18,352,005
                                                                        -------------          -------------
Net Investment (Expenses in Excess of) Income .......................        (323,887)            26,238,345
                                                                        -------------          -------------
Realized and Unrealized Gain (Loss) on Investments, Options, Foreign
   Currencies, Forward Foreign Currency and Foreign Futures Contracts
   Net Realized Gain (Loss) from:
     Investment Transactions ........................................      (4,403,352)            52,443,225
     Option Transactions ............................................              --             (4,733,039)
     Foreign Currency Transactions ..................................        (982,368)                24,182
     Forward Foreign Currency Transactions ..........................      (4,575,268)           (11,059,587)
     Foreign Futures Transactions ...................................              --            (32,374,084)
   Net Change in Unrealized Appreciation/Depreciation on Investments,
     Options, Foreign Currencies and Forward Foreign
     Currency Contracts .............................................     146,111,035            345,753,008
                                                                        -------------          -------------
Net Realized and Unrealized Gain on Investments, Options, Foreign
  Currencies, Forward Foreign Currency and Foreign Futures Contracts.     136,150,047            350,053,705
                                                                        -------------          -------------
Net Increase in Net Assets from Operations ..........................   $ 135,826,160          $ 376,292,050
                                                                        =============          =============

--------------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        For the period          For the              For the
                                                      October 1, 1999 to       year ended          year ended
                                                       October 31, 19993   September 30, 1999  September 30, 1998
                                                      ------------------   ------------------  -------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment (Expenses in Excess of) Income ....   $      (323,887)     $    26,238,345    $    19,824,918
   Net Realized Gain (Loss) from Investment, Option,
     Foreign Currency, Forward Foreign Currency and
     Foreign Futures Transactions ...................        (9,960,988)           4,300,697        (57,508,505)
   Net Change in Unrealized Appreciation/Depreciation
     on Investments, Options, Foreign Currencies and
     Forward Foreign Currency Contracts .............       146,111,035          345,753,008       (106,649,538)
                                                        ---------------      ---------------    ---------------
Net Increase (Decrease) in Net Assets from
  Operations ........................................       135,826,160          376,292,050       (144,333,125)
                                                        ---------------      ---------------    ---------------
Capital Transactions
   Proceeds from Capital Invested ...................       340,860,574        3,135,914,534      2,330,783,580
   Value of Capital Withdrawn .......................      (357,182,232)      (2,446,602,079)      (926,603,490)
                                                        ---------------      ---------------    ---------------
Net Increase in Net Assets from Capital
  Transactions ......................................       (16,321,658)         689,312,455      1,404,180,090
                                                        ---------------      ---------------    ---------------
Total Increase in Net Assets ........................       119,504,502        1,065,604,505      1,259,846,965
Net Assets
   Beginning of Period ..............................     2,897,856,332        1,832,251,827        572,404,862
                                                        ---------------      ---------------    ---------------
   End of Period ....................................   $ 3,017,360,834      $ 2,897,856,332    $ 1,832,251,827
                                                        ===============      ===============    ===============

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected ratios to average net assets and other supplemental data for periods indicated for the International Equity Portfolio.

                                                                                                                      For the
                                                                  For the years ended                                   year
                                      For the period                 September 30,                For the period       ended
                                    October 1, 1999 to   --------------------------------------   January 1, 1995      Dec. 31,
                                    October 31, 1999/3   1999         1998       1997      1996  to Sept. 30, 1995/2    1994
                                     -----------------   ----         ----       ----      ----  -------------------    ----
Supplemental Data and Ratios:
   Net Assets, End of Period
        (000s omitted) .............  $3,017,361      $2,897,856   $1,832,252  $572,405   $164,813      $83,313       $56,042
   Ratios to Average Net Assets:
      Net Investment (Expenses in
         Excess of) Income .........       (0.13)%/1        1.00%        1.52%     1.35%      1.76%        2.39%/1       1.69%
      Expenses .....................        0.70%/1         0.70%        0.66%     0.65%      0.65%        0.65%/1       0.65%
      Decrease Reflected in Above
         Expense Ratio Due to Fees
         Waived/Expenses Reimbursed
         by Bankers Trust ..........        0.13%/1         0.10%        0.15%     0.17%      0.20%        0.22%/1       0.24%
   Portfolio Turnover Rate .........           5%            106%          65%       63%        68%          21%           15%


--------------
1/ Annualized.
2/ On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
3/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized as an unincorporated trust under the laws of New York and began operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

E. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

F. Option Contracts
Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

I. Security Loans
The Portfolio receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

J. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.70% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio for the periods ended October 31, 1999 and September 30, 1999 amounted to $350,496 and $4,656,980, respectively which are included in dividend income.

At September 30, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000 which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. On October 8, 1999, the revolving credit facility was increased to $150,000,000. For the twelve month period ended September 30, 1999, $40,000,000 was drawn down under the credit facility at an interest rate range of 5.59% to 5.83%. Total interest charges as a result of this borrowing amounted to $28,494 which were paid prior to September 30, 1999. No amounts were outstanding under the credit facility for the periods ended September 30, and October 31, 1999.

The Portfolio may use cash collateral from its securities lending transactions, described in Note 1, I, to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended October 31, 1999, were $153,505,180 and $180,164,342, respectively. For the year ended September 30, 1999 the amounts were $3,309,983,361 and $2,638,798,308, respectively.

For Federal income tax purposes, the tax basis of investments held at October 31, 1999 was 2,466,509,661. The aggregate gross unrealized appreciation for all investments at October 31, 1999 was $552,158,497, and the aggregate gross unrealized depreciation for all investments was $65,130,218. At September 30, 1999 the tax basis of investments held was $2,505,583,560. The aggregate gross unrealized appreciation for all investments at September 30, 1999 was $420,701,033 and the aggregate gross unrealized depreciation for all investments was $72,945,573.

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 4--Open Forward Foreign Currency Contracts
At October 31, 1999, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                               Net Unrealized
                                                                                                Appreciation
                                                                                               (Depreciation)
Contracts to Deliver                    In Exchange For      Settlement Date    Value (US$)        (US$)
------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------
Australian Dollar     74,750,180   US Dollar      48,543,071   11/12/99         47,634,029      $  909,042
Euro                  38,000,000   US Dollar      39,903,040    11/2/99         39,939,900         (36,860)
British Pound         22,527,305   US Dollar      37,572,701   11/12/99         36,965,055         607,647
British Pound         29,129,267   US Dollar      48,532,811   11/12/99         47,798,214         734,597
British Pound         22,618,544   US Dollar      37,090,482   11/12/99         37,193,934        (103,451)
Singapore Dollar       2,320,000   US Dollar       1,391,722    11/1/99          1,394,362          (2,641)
Singapore Dollar       2,059,000   US Dollar       1,231,828    11/2/99          1,237,497          (5,669)
Singapore Dollar       1,522,000   US Dollar         907,465    11/3/99            914,750          (7,285)
Singapore Dollar       2,075,000   US Dollar       1,247,370    11/4/99          1,247,113             257
------------------------------------------------------------------------------------------------------------
                                                                               Total Sales       2,095,637
------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------
Canadian Dollar       71,717,532   US Dollar      48,543,071   11/12/99         48,757,585         214,515
Euro                  34,709,193   US Dollar      37,572,701   11/12/99         36,481,097      (1,091,604)
Euro                  34,823,474   US Dollar      37,090,482   11/12/99         36,728,318        (362,164)
Japanese Yen       5,135,256,738   US Dollar      48,532,811   11/12/99         49,207,115         674,303
------------------------------------------------------------------------------------------------------------
                                                                           Total Purchases        (564,950)
------------------------------------------------------------------------------------------------------------
                                                               Net Unrealized Appreciation     $ 1,530,687
------------------------------------------------------------------------------------------------------------



At September 30, 1999, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                                                 (Depreciation)
Contracts to Deliver                     In Exchange For       Settlement Date    Value (US$)        (US$)
---------------------------------------------------------------------------------------------------------------
Sales
---------------------------------------------------------------------------------------------------------------
Hong Kong Dollar          1,715,000   US Dollar         220,778    10/4/99            220,790           $ (12)
Hong Kong Dollar          1,488,000   US Dollar         191,548    10/4/99            191,566             (18)
Indonesian Rupiah    17,331,000,000   US Dollar       2,063,214    10/1/99          2,074,388         (11,174)
Japanese Yen            342,330,000   US Dollar       3,269,222    10/5/99          3,215,370          53,852
Japanese Yen          7,261,707,500   US Dollar      69,500,000   10/12/99         68,206,338       1,293,662
Japanese Yen         15,527,652,000   US Dollar     140,700,000   10/12/99        146,183,883      (5,483,883)
Japanese Yen         13,245,120,000   US Dollar     120,000,000   10/12/99        124,695,161      (4,695,161)
Mexican Peso              8,935,000   US Dollar         954,849    10/1/99            956,001          (1,152)
---------------------------------------------------------------------------------------------------------------
                                                                                  Total Sales      (8,843,886)
---------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------
British Pound             2,000,000   US Dollar       3,298,480    10/4/99         3,293,800           (4,680)
Japanese Yen            312,885,000   US Dollar       2,937,336    10/1/99          2,938,805           1,469
Japanese Yen          6,009,555,672   US Dollar      56,718,000   10/12/99         56,445,372        (272,628)
Japanese Yen         22,763,216,328   US Dollar     210,924,809   10/12/99        214,302,545       3,377,736
Singapore Dollar          6,810,000   US Dollar       3,972,004    10/4/99          4,004,780          32,777
Singapore Dollar          1,465,000   US Dollar         858,784    10/5/99            861,528           2,743
---------------------------------------------------------------------------------------------------------------
                                                                              Total Purchases       3,137,417
---------------------------------------------------------------------------------------------------------------
                                                                  Net Unrealized Depreciation     $(5,706,469)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5--Lending of Portfolio Securities
The Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% to the current market value of the loaned securities for both domestic and international securities, respectively.

At October 31, 1999

      Market Value      Market Value   % of Portfolio
  of Loaned Securities  of Collateral      on Loan
    ----------------     ----------        -------
      $273,233,832      $288,538,523        11.75

At September 30, 1999

      Market Value      Market Value   % of Portfolio
  of Loaned Securities  of Collateral      on Loan
    ----------------     ----------        -------
      $253,095,127      $272,287,712        11.55

Note 6--Foreign Securities
The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

--------------------------------------------------------------------------------
International Equity Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of International Equity
Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (hereafter referred to as the "Portfolio") at October 31, 1999 and September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 and September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 1999

--------------------------------------------------------------------------------
International Equity Fund

Proxy Results (unaudited)
--------------------------------------------------------------------------------


For the year ended September 30, 1999, the Bankers Trust Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:


1.  To elect the Bankers Trust Funds Board of Trustees.

                                     Shares             Shares Voted
                                      Voted               Withheld
                                       For                Authority
                                   ----------           ------------
    Messr Biggar                   39,395,305              473,262
    Messr Dill                     39,390,495              478,072
    Messr Hale                     39,437,127              431,440
    Messr Langton                  39,408,318              460,249
    Messr Saunders                 39,449,501              419,066
    Messr Van Benschoten           39,384,474              484,093
    Dr. Gruber                     39,447,871              420,696
    Dr. Herring                    39,448,081              420,486


2.  To approve the New Investment Advisory Agreement with Bankers Trust Company.
                                For                 Against           Abstain
                             --------               -------          --------
                            39,125,391              290,098           453,078


3.  To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.
                                For                 Against           Abstain
                             --------               -------          --------
                            39,072,405              337,491           458,671


4. To approve the New Investment Sub-advisory Agreement with Bankers Trust Company.
                                For                 Against           Abstain
                             --------               -------          --------
                            39,092,348              312,857           463,362


5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.
                                For                 Against           Abstain
                             --------               -------          --------
                            39,436,099              203,605           228,863

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 [GRAPHIC OMITTED] Bankers Trust
                   Architects of Value


For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                  BT Service Center
                                  P.O. Box 419210
                                  Kansas City, MO 64141-6210
   or call our toll-free number:  1-800-368-4031

This report must be preceded or accompanied by a current prospectus for the Fund.


Institutional International Equity Fund              Class I CUSIP #055924856
BT Institutional Funds                               Class II CUSIP #055924849
                                                     499/500ANN (9/99)

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101